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                                                                   EXHIBIT 10.20

                               SEVENTH AMENDMENT
                                       OF
                        HELLER INTERNATIONAL CORPORATION
                      EXECUTIVE DEFERRED COMPENSATION PLAN
                      ------------------------------------


     WHEREAS, Heller International Corporation ("HIC") has established the Heller International Corporation Executive Deferred Compensation Plan effective as of January 1, 1994 (the "Plan") for a select group of its management and highly compensated employees; and

     WHEREAS, HIC transferred sponsorship of the Plan to Heller Financial, Inc. (the "Company"), effective as of January 1, 1998; and

     WHEREAS, the Plan has previously been amended and HIC has determined that further amendment thereof is necessary and desirable;

     NOW, THEREFORE, in exercise of the power reserved to the Company by Section 8 of the Plan and delegated to the undersigned officer by resolutions of the Board of Directors of the Company, the Plan as previously amended, is further amended, effective as of January 1, 1998, in the following particulars:

     1. By changing the name of the Plan from "Heller International Corporation Executive Deferred Compensation Plan" to Heller Financial, Inc. Executive Deferred Compensation Plan."

     2. By substituting the following two sentences for the first sentence of subsection 1.1 of the Plan:

     "The Heller International Corporation Executive Deferred Compensation Plan (the `Original Plan') was established by Heller International Corporation effective as of January 1, 1994 (the `Effective Date'). The Original Plan was renamed the Heller Financial, Inc. Executive Deferred Compensation Plan (the `Plan') effective as of January 1, 1998."

     3. By substituting the following two sentences for the first sentence of subsection 1.2 of the Plan:

     "Heller International Corporation established the Original Plan effective January 1, 1994 for a select group of management and highly compensated employees of Heller International Corporation or any subsidiary or affiliate that adopted the Original Plan in accordance with Section 7 to retain and attract highly qualified personnel by offering the benefits of a non-qualified, unfunded plan of deferred compensation. Heller International Corporation transferred sponsorship of the Original Plan to Heller Financial, Inc. (the `Company'), effective as of January 1, 1998."

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     4.  By substituting the year "2004" for the year "1999" where the latter appears in subsection 2.2(I) of the Plan.

     5. By substituting the words "one-hundred thousand dollars ($100,000)" for the words "ten thousand dollars ($10,000) where the latter appear in subsection
5.8 of the Plan.


                             *         *         *

     IN WITNESS WHEREOF, on behalf of the Company, the undersigned officer has executed this amendment this 2/nd/ day of March, 1998.


                                       HELLER FINANCIAL, INC.



                                       By   /s/  C.J. Deviney
                                         --------------------------------
                                       Its  Vice President
                                          -------------------------------

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